UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

THE WESTERN UNION COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32903	20-4531180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 EAST BELLEVIEW AVENUE
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of The Western Union Company (the “Company”): (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, voted to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026; (iv) voted to approve the Company’s 2026 Employee Stock Purchase Plan; and (v) did not approve a stockholder proposal regarding stockholder right to act by written consent. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Julie M. Cameron-Doe	192,000,360	4,444,636	886,151	49,978,107
Martin I. Cole	193,016,507	3,868,711	445,929	49,978,107
Suzette M. Deering	194,720,781	1,618,266	992,100	49,978,107
Betsy D. Holden	190,362,557	6,534,848	433,742	49,978,107
Jeffrey A. Joerres	193,361,995	3,522,293	446,859	49,978,107
Devin B. McGranahan	194,045,166	2,635,074	650,907	49,978,107
Michael A. Miles, Jr.	191,939,543	4,954,059	437,545	49,978,107
Timothy P. Murphy	194,456,337	1,741,691	1,133,119	49,978,107
Milind Pant	194,741,157	1,438,432	1,151,558	49,978,107
Jan Siegmund	194,721,986	2,166,626	442,535	49,978,107
Angela A. Sun	193,134,875	3,753,691	442,581	49,978,107
Solomon D. Trujillo	192,425,361	4,462,133	443,653	49,978,107

Proposal 2: Advisory Vote to Approve Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,677,189	5,785,340	868,618	49,978,107

Proposal 3: Ratification of Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
242,116,491	4,321,118	871,645	N/A

Proposal 4: Approval of the Company’s 2026 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,653,306	2,204,918	472,923	49,978,107

Proposal 5: Stockholder Proposal Regarding Stockholder Right to Act by Written Consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,724,060	142,061,800	1,545,287	49,978,107

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2026	THE WESTERN UNION COMPANY
	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Executive Vice President, Chief Legal Officer